SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ---------------

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

      Date of Report: (Date of earliest event reported): December 5, 1995

                             TPI Enterprises, Inc.
             (Exact name of registrant as specified in its charter)

        New Jersey                      0-7961                  22-1899681
     (State or other               (Commission File           (IRS Employer
     jurisdiction of                    Number)             Identification No.)
      incorporation)

                               3950 RCA Boulevard
                                   Suite 5001
                           Palm Beach Gardens, Florida           33401
                     (Address of principal executive offices)   (Zip Code)

                                 (407) 691-8800
              (Registrant's telephone number, including area code)








Item 5.   Other Events.

          The registrant entered into a letter of intent (the "Letter of Intent") dated December 5, 1995 with Shoney's, Inc. regarding the proposed acquisition by a newly formed subsidiary of Shoney's, Inc. of substantially all of the assets of the registrant. The Letter of Intent replaces the letter of intent dated September 3, 1995, as amended on October 30, 1995, by and between Shoney's, Inc. and the registrant, which expired on November 30, 1995 in accordance with its terms. The Letter of Intent is attached hereto as Exhibit
10.1 and incorporated by reference herein.

Item 7.   Financial Statements and Exhibits.

(C)  Exhibits

Exhibit No.

10.1 Letter of Intent dated December 5, 1995 by and between Shoney's, Inc. and the Special Committee of the Board of Directors of TPI Enterprises, Inc.







                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   TPI ENTERPRISES, INC.


                                   By:   /s/ Frederick W. Burford
                                         --------------------------
                                         Frederick W. Burford
                                         Executive Vice President and
                                          Chief Financial Officer

Date:     December 7, 1995







                                 EXHIBIT INDEX

Exhibit                                                       Sequential
  No.                             Description                  Page No.
-------                           -----------                  ---------
 10.1 Letter of Intent dated December 5, 1995 by and between Shoney's, Inc. and the Special
             Committee of the Board of Directors of TPI
             Enterprises, Inc.